LOAN MODIFICATION AGREEMENT
                   (INCORPORATION OF EQUIPMENT LOAN FACILITY)


         THIS AGREEMENT is made and entered into this ______ day of May, 1997, by and between SOFTNET SYSTEMS, INC., a New York Corporation ("Softnet"), COMMUNICATE DIRECT, INC., an Illinois Corporation ("CDI"), MICROGRAPHIC TECHNOLOGY CORPORATION, a Delaware Corporation ("MTC"), KANSAS COMMUNICATIONS, INC., a Kansas Corporation ("KCI") (Softnet, CDI, MTC, and KCI collectively referred to as "Borrowers") and WEST SUBURBAN BANK ("Bank").

         WHEREAS,  Borrowers  have  executed  and  delivered to Bank a Revolving
Credit Note dated September 15, 1995 (the "Note") in the original principal amount of $6,500,000.00 in which each of the Borrowers promises to pay to the order of Bank the principal amount and interest thereon as more specifically provided in the Note; and

         WHEREAS, to secure the repayment of the Borrowers' obligations under the Note, each of the Borrowers has executed and delivered to Bank a Loan and Security Agreement dated September 15, 1995 and various other instruments and documents executed in connection therewith (collectively the "Loan Agreements"); and

         WHEREAS, Borrowers and Bank executed a Loan Modification Agreement dated March 15, 1996 wherein the maximum amount of credit under the Note and the Loan Agreements was increased to $9,500,000.00 and the Borrowing Base limitations were modified in accordance with the terms thereof; and

         WHEREAS, Borrowers and Bank executed additional Loan Modification Agreements from time to time which further modified the terms of the Note and the Loan Agreements; and

         WHEREAS, Borrowers have requested that the Loan Agreements be further modified in order to enable Borrowers to access the credit available thereunder for purposes of financing equipment which Borrowers will lease to third party lessees in accordance with the provisions of "price per fiche" agreements by and between Borrowers and such third party lessees; and

         WHEREAS, Bank has agreed to so modify the terms of the Loan Agreements in accordance with the terms hereof.

         NOW, THEREFORE, in consideration of Ten ($10.00) Dollars in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The foregoing recitals are incorporated herein by reference as though fully set forth. Borrowers represent and warrant that the foregoing recitals are true and correct.

2. Capitalized terms used herein shall have the meanings set forth in the Loan Agreements unless the context clearly indicates otherwise.

3. The terms of each of the Loan Agreements are hereby modified to provide as follows:

A. Additional Defined Terms. The following defined terms are hereby added to the Loan Agreements:

         i. "Equipment Loan" shall mean the credit facility in the amount of $1,500,000.00 as more particularly described hereinbelow. The Equipment Loan shall be evidenced by Borrowers' Draw Note of even date herewith in the principal sum of $1,500,000.00, a copy of which is attached hereto as Exhibit "A" and incorporated herein by reference.

         ii. "Draw Note" shall mean the Draw Note executed by Borrowers in favor of Bank in the amount of $1,500,000.00 evidencing the Equipment Loan.

         iii. "Revolving Credit Note" shall mean the Revolving Credit Note dated September 15, 1995 executed by Borrowers in favor of Bank in the original amount of $6,500,000.00 (increased to $9,500,000.00 in accordance with the provisions of the Loan Modification Agreement dated March 15, 1996).

         iv. "Note" shall include, collectively and individually, the Draw Note and the Revolving Credit Note together with all modifications, extensions, renewals, and replacements thereof.

         v. "Leases" shall mean all leases or other lettings of possession or use which Borrowers may have previously or may hereafter enter into, including all amendments, supplements, renewals, and replacements thereof, with respect to any of the Leased Equipment, including all rights of Borrowers to receive payment thereon.

         vi.      "Leased  Equipment"  shall  mean all  Equipment  now  owned or
                  hereafter   acquired  by  Borrowers  which  were  or  will  be
                  purchased with proceeds of Advances on the Equipment Loan.

         vii. In addition to all other categories of property interests set forth in the Loan Agreements, the term "Collateral" shall also include the Leases and the Leased Equipment.

B.       Basic Terms of the Equipment Loan

         i. Maximum Amount/Availability. The maximum aggregate principal balance of the Equipment Loan shall not at any time exceed $1,500,000.00 (the "Credit Limit"). Principal which is repaid may, subject to the terms and conditions hereof, be eligible for disbursement again. Provided an Event of Default has not occurred, Borrowers may make any number of draws ("Advances") per month under the Equipment Loan subject to the terms and limitations set forth herein and in the other Loan Documents. Bank will render to Borrowers each month a statement of Borrowers' account which shall constitute an account stated and shall be deemed to be correct and accepted by and binding upon Borrowers unless Bank receives a written notification of Borrowers' exceptions within thirty (30) days after the date such statement was rendered to Borrowers.



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



         ii. Purpose/Use of Proceeds. Borrowers may utilize and draw available funds under the Equipment Loan for the sole purpose of financing Leased Equipment to be leased to third parties by Borrowers in the ordinary course of Borrowers' business. Advances will be made available for funding an amount not to exceed 65% of the list price of each item of Leased Equipment. Bank reserves the right to physically inspect and approve each item of Leased Equipment to be financed with proceeds of any Advance as a condition of making such Advance. All Leases of Leased Equipment financed with proceeds of Advances hereunder shall have a term of not more than 36 months. All Advances under the Equipment Loan shall be subject to Bank's approval which Bank may provide or withhold in its sole discretion. Each item of Leased Equipment financed with proceeds of any Advance shall be free of all other liens, encumbrances, and other security interests and shall become subject to a purchase money security interest in favor of Bank, and Borrowers agree to execute and deliver all instruments, documents, and financing statements requested from time to time by Bank in order to evidence and perfect such purchase money security interest. Borrowers further agree to take any and all other action reasonably requested by Bank from time to time in order to notify third parties of Bank's security interest in such Leased Equipment.

         iii. Expiration of Term. The Equipment Loan shall expire on the Maturity Date, whereupon Bank's obligation to make Advances thereon shall terminate without notice.

         iv. Interest Rate. The rate of interest charged on the outstanding principal balance during the entire term of the Equipment Loan shall be the Prime Rate in effect from time to time plus one (1%) percent per annum. During the term of the Equipment Loan, changes in the interest rate will take effect contemporaneously with changes in the Prime Rate on a daily basis without notice.

         v. Repayment Terms. Monthly payments of interest shall be made in arrears and shall be due and payable on the first (1st) day of each month until the Equipment Loan is repaid in full. In addition to monthly interest payments, monthly principal reduction payments shall be due and payable on the first (1st) day of each month in an amount equivalent to one thirty-sixth (1/36) of the original amount of each Advance until repaid in full. In the event any item of Leased Equipment is sold or otherwise disposed of by Borrowers, Borrowers shall immediately repay the Advance attributable to such item of Leased Equipment. Also, in the event any item of Leased Equipment ceases to be leased to a third party lessee for a period of six months, Borrowers shall immediately repay the Advance attributable to such item of Leased Equipment.

         vi. Prepayment. All or part of the principal balance of the Equipment Loan may be prepaid in whole or in part at any time without penalty.

         vii. Leasing Documentation. Prior to each Advance, Borrowers shall provide to Bank (a) a true and correct copy of the duly executed Lease document; (b) an executed collateral assignment of the Lease document; (c) an executed UCC-1 financing statement describing the Lease and the item of Leased Equipment; (d) an acceptance certificate duly executed by the lessee of the item of Leased Equipment; (e) a delivery and installation certificate duly executed by the lessee of the item of Leased Equipment; (f) Borrower's undated letter instructing the Lessee under the Lease to remit payment directly to Bank; and (g)

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



                  any other information requested by Bank, all of which shall be in form and substance satisfactory to Bank. Borrowers shall also provide to Bank monthly status reports and such further documents, schedules, or information as Bank may request, including but not limited to schedules setting forth names and addresses of lessees, locations of Leased Equipment, and payments and maturities with respect to all Leases.

C. Aggregate Credit Limit. The amount of credit available under the Revolving Credit Note and the Draw Note shall not exceed $11,000,000.00 in the aggregate.

D. Effect on Borrowing Base. The rental streams derived from the Leases of Leased Equipment financed with proceeds of Advances of the Equipment Loan shall be excluded from the definition of "Eligible Receivables" for purposes of determining the Borrowing Base limitations applicable to the Revolving Credit Note.

         The Leased Equipment shall likewise be excluded from the definition of "Eligible Inventory" for purposes of determining the Borrowing Base limitations applicable to the Revolving Credit Note.

E. Cross-Collateralization. The Collateral shall secure repayment of both the Revolving Credit Note and the Draw Note, together with all other obligations under the Loan Documents.

F. Cross-Default. The cross default clause appearing in Section 14 of each of the Loan Agreements shall apply to the Draw Note and the Revolving Credit Note, together with all of the other Loan Documents. Upon the occurrence of an Event of Default, in addition to all other rights and remedies of Bank, Bank shall have the right to complete and date Borrower's letters to the lessees instructing them to remit payments directly to Bank and to transmit such letters to the lessees, and Bank shall have the immediate right of possession of the original Lease documents and shall have the right to enforce all rights of the lessor thereunder.

G. Maturity Date. The Maturity Date of the Indebtedness evidenced by both the Revolving Credit Note and the Draw Note shall be July 15, 1998, on which date all of the Indebtedness shall be immediately due and payable without notice or grace period.

4. The terms of the Loan Documents (as such term is defined in the Loan Agreements) are hereby amended and modified to comport with the terms of this instrument to the extent the terms of any of the Loan Documents may be otherwise inconsistent with the terms hereof. In all other respects, the terms and provisions of the Loan Documents shall remain in full force and effect.

5. Borrowers hereby reaffirm all of the terms, provisions, warranties, and representations set forth in each of the Loan Agreements and the other Loan Documents as modified hereby. Without limiting the generality of the foregoing, each of the Borrowers warrants and represents that no event of default exists under any of the Loan Agreements or any of the other Loan Documents and no event has occurred or condition exists which with the passage of time or the giving of notice would or could constitute an event of default.

6. Borrowers agree to promptly reimburse Bank for all attorney's fees and costs incurred by Bank in connection with the negotiation, preparation, and execution of this instrument.



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



         IN  WITNESS   WHEREOF,   the  parties   have  entered  into  this  Loan
Modification Agreement on the date first above written.

SOFTNET SYSTEMS, INC.                      COMMUNICATE DIRECT, INC.

By:      ____________________________      By:      ____________________________
Its:     ____________________________      Its:     ____________________________

Attest:  ____________________________      Attest:  ____________________________
Its:     ____________________________      Its:     ____________________________


MICROGRAPHIC TECHNOLOGY                     KANSAS COMMUNICATIONS, INC.
CORPORATION

By:      ____________________________       By:      ___________________________
Its:     ____________________________       Its:     ___________________________

Attest:  ____________________________       Attest:  ___________________________
Its:     ____________________________       Its:     ___________________________


WEST SUBURBAN BANK

By:      ____________________________
Its:     ____________________________

Attest:  ____________________________
Its:     ____________________________



westsub2\softnteq.lma\051297\cp

 ................................................................................

STATE OF ILLINOIS                   )
                                    ) SS.
COUNTY OF ______                    )

         I, the undersigned, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that ________________________________,
_____________________  of SOFTNET  SYSTEMS,  INC., a New York  Corporation,  and
________________________________,  _____________________  of  said  Corporation, personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such ____________________ and ____________________, appeared before me this day in person and severally acknowledged that they signed and delivered the said instrument as their own free and voluntary act and as the free and voluntary act of said Corporation; for the uses and purposes therein set forth. GIVEN under my hand and official seal this ________ day of ______________, 1997.

                                         ---------------------------------------
                                                         Notary Public

STATE OF ILLINOIS                   )
                                    ) SS.
COUNTY OF ______                    )

         I, the undersigned, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that ________________________________,
_____________________ of COMMUNICATE DIRECT, INC., an Illinois Corporation,  and
_____________________________,    ___________________   of   said   Corporation,
personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such ____________________ and __________________, appeared before me this day in person and severally acknowledged that they signed and delivered the said instrument as their own free and voluntary act and as the free and voluntary act of said Corporation; for the uses and purposes therein set forth. GIVEN under my hand and official seal this ________ day of ______________, 1997.

                                         ---------------------------------------
                                                         Notary Public

STATE OF ILLINOIS                   )
                                    ) SS.
COUNTY OF ______                    )

         I, the undersigned, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that ________________________________,
_____________________ of MICROGRAPHIC TECHNOLOGY CORPORATION, a Delaware Corporation, and ________________________________, ___________________ of said
Corporation, personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such ____________________ and _____________________, appeared before me this day in person and severally acknowledged that they signed and delivered the said instrument as their own free and voluntary act and as the free and voluntary act of said Corporation; for the uses and purposes therein set forth. GIVEN under my hand and official seal this ________ day of ______________, 1997.

                                         ---------------------------------------
                                                         Notary Public

STATE OF ILLINOIS                   )
                                    ) SS.
COUNTY OF ______                    )

         I, the undersigned, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that ________________________________,
_____________________ of KANSAS COMMUNICATIONS,  INC., a Kansas Corporation, and
______________________________,   ___________________   of   said   Corporation,
personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such ____________________ and _______________________, appeared before me this day in person and severally acknowledged that they signed and delivered the said instrument as their own free and voluntary act and as the free and voluntary act of said Corporation; for the uses and purposes therein set forth. GIVEN under my hand and official seal this ________ day of ______________, 1997.

                                         ---------------------------------------
                                                         Notary Public

STATE OF ILLINOIS                   )
                                    ) SS.
COUNTY OF ______                    )

         I, the undersigned, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that ________________________________,
_____________________ of WEST SUBURBAN BANK, an Illinois Banking Corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such ____________________, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said Corporation; for the uses and purposes therein set forth. GIVEN under my hand and official seal this ________ day of ______________, 1997.


                                         ---------------------------------------
                                                         Notary Public




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